EXHIBIT 99

                        Collateral Stratification Report
                               FIXED MASTER REPORT
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
Pool Summary                    COUNT               UPB        %      AVG UPB         WAC   NET WAC        SFEE   MIN NET    MAX NET
------------------------------------------------------------------------------------------------------------------------------------
Fixed                             246    $50,653,341.26  100.00%      205,908.     6.958%    6.669%      0.250%    6.250%     8.500%
------------------------------------------------------------------------------------------------------------------------------------
Total:                            246    $50,653,341.26  100.00%      205,908.     6.958%    6.669%      0.250%    6.250%     8.500%
------------------------------------------------------------------------------------------------------------------------------------
Data as of Date: 2003-05-01
AVG UPB: $205,907.89
MIN UPB: $31,946.07
MAX UPB: $896,279.58
GROSS WAC: 6.9580666335%
MIN RATE: 6.500%
MAX RATE: 8.875%
NET WAC: 6.6685851276%
MIN NET RATE: 6.250%
MAX NET RATE: 8.500%
MIN ORIG LTV: 29.80%
MAX ORIG LTV: 100.00%
MIN ORIG TERM: 240
MAX ORIG TERM: 360
MIN WAM: 235
MAX WAM: 360
% SF/PUD: 76.90%
% FULL/ALT: 30.36%
% CASHOUT: 33.35%
% BUYDOWN: 14.48%
% LTV > 80 NO MI: 0.21%
WA LTV: 77.11%
% FICO > 679: 48.20%
% NO FICO: 0.08%
WA FICO: 681
% FIRST LIEN: 100.00%
% PREPAY PENALTY: 1.29%
CALIFORNIA %: 9.69%
NORTH CA. %: 5.01%
SOUTH CA. %: 4.68%

Pool Summary                           LTV     CLTV    OTERM        WAM   AGE       DTI   FICO   %Cash Out %
------------------------------------------------------------------------------------------------------------
Fixed                               77.11%   78.07%      359     354.37     4    33.81%    681        33.35%
------------------------------------------------------------------------------------------------------------
Total:                              77.11%   78.07%      359     354.37     4    33.81%    681        33.35%
------------------------------------------------------------------------------------------------------------
Data as of Date: 2003-05-01
AVG UPB: $205,907.89
MIN UPB: $31,946.07
MAX UPB: $896,279.58
GROSS WAC: 6.9580666335%
MIN RATE: 6.500%
MAX RATE: 8.875%
NET WAC: 6.6685851276%
MIN NET RATE: 6.250%
MAX NET RATE: 8.500%
MIN ORIG LTV: 29.80%
MAX ORIG LTV: 100.00%
MIN ORIG TERM: 240
MAX ORIG TERM: 360
MIN WAM: 235
MAX WAM: 360
% SF/PUD: 76.90%
% FULL/ALT: 30.36%
% CASHOUT: 33.35%
% BUYDOWN: 14.48%
% LTV > 80 NO MI: 0.21%
WA LTV: 77.11%
% FICO > 679: 48.20%
% NO FICO: 0.08%
WA FICO: 681
% FIRST LIEN: 100.00%
% PREPAY PENALTY: 1.29%
CALIFORNIA %: 9.69%
NORTH CA. %: 5.01%
SOUTH CA. %: 4.68%


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================
                               May 22, 2003 15:10                   Page 1 of 11

                        Collateral Stratification Report
                               FIXED MASTER REPORT
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
Original Balance                       COUNT                  UPB         %        AVG UPB        WAC   NET WAC      SFEE    MIN NET
------------------------------------------------------------------------------------------------------------------------------------
$0.01 - $50,000.00                        14          $540,951.32     1.07%     $38,639.38      7.567     7.317     0.250     6.250%
$50,000.01 - $100,000.00                  64         4,765,671.78      9.41      74,463.62      7.127     6.854     0.250      6.250
$100,000.01 - $150,000.00                 55         6,681,428.40     13.19     121,480.52      6.918     6.647     0.250      6.250
$150,000.01 - $200,000.00                 20         3,585,345.99      7.08     179,267.30      6.879     6.629     0.250      6.375
$200,000.01 - $250,000.00                 13         2,886,213.31      5.70     222,016.41      6.891     6.598     0.250      6.250
$250,000.01 - $300,000.00                 11         2,966,142.90      5.86     269,649.35      6.929     6.679     0.250      6.250
$300,000.01 - $350,000.00                 18         5,896,480.73     11.64     327,582.26      6.881     6.631     0.250      6.250
$350,000.01 - $400,000.00                 24         9,030,458.82     17.83     376,269.12      6.938     6.650     0.250      6.250
$400,000.01 - $450,000.00                 11         4,711,662.91      9.30     428,332.99      7.258     6.820     0.250      6.250
$450,000.01 - $500,000.00                  6         2,939,971.91      5.80     489,995.32      7.112     6.729     0.250      6.250
$500,000.01 - $550,000.00                  2         1,032,214.28      2.04     516,107.14      6.936     6.686     0.250      6.250
$550,000.01 - $600,000.00                  1           575,003.54      1.14     575,003.54      6.750     6.500     0.250      6.500
$600,000.01 - $650,000.00                  3         1,895,044.35      3.74     631,681.45      6.624     6.374     0.250      6.250
$650,000.01 - $700,000.00                  2         1,377,188.66      2.72     688,594.33      6.752     6.502     0.250      6.250
$850,000.01 - $900,000.00                  1           873,282.78      1.72     873,282.78      6.625     6.375     0.250      6.375
$900,000.01 - $950,000.00                  1           896,279.58      1.77     896,279.58      6.750     6.500     0.250      6.500
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   246       $50,653,341.26   100.00%    $205,907.89      6.958     6.669     0.250     6.250%
------------------------------------------------------------------------------------------------------------------------------------
Minimum: $32,000.00
Maximum: $901,000.00
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Original Balance                     MAX NET                 LTV       CLTV          OTERM        WAM       AGE       DTI       FICO
------------------------------------------------------------------------------------------------------------------------------------
$0.01 - $50,000.00                     8.250              81.02%     85.71%            360        356         4    31.45%        682
$50,000.01 - $100,000.00               8.125               80.90      85.23            359        356         3     35.37        701
$100,000.01 - $150,000.00              8.500               85.39      85.73            351        348         3     34.33        696
$150,000.01 - $200,000.00              8.000               83.66      81.95            360        358         2     36.03        675
$200,000.01 - $250,000.00              7.250               77.35      95.00            360        358         2     24.54        689
$250,000.01 - $300,000.00              7.750               82.55      80.37            360        357         3     28.81        697
$300,000.01 - $350,000.00              8.130               80.95      78.40            360        356         4     34.85        692
$350,000.01 - $400,000.00              7.635               70.85      72.02            360        355         5     48.00        673
$400,000.01 - $450,000.00              7.875               76.74      78.89            360        357         3     28.60        667
$450,000.01 - $500,000.00              7.469               74.76      86.30            360        357         3     37.70        694
$500,000.01 - $550,000.00              7.125               70.94       0.00            360        351         9      0.00        664
$550,000.01 - $600,000.00              6.500               74.53       0.00            360        329        31      0.00        629
$600,000.01 - $650,000.00              6.500               65.98       0.00            360        353         7      0.00        633
$650,000.01 - $700,000.00              6.750               74.51       0.00            360        340        20      0.00        649
$850,000.01 - $900,000.00              6.375               51.93      51.93            360        358         2     20.30        692
$900,000.01 - $950,000.00              6.500               56.31       0.00            360        354         6      0.00        642
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 8.500              77.11%     78.07%            359        354         4    33.81%        681
------------------------------------------------------------------------------------------------------------------------------------
Minimum: $32,000.00
Maximum: $901,000.00
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Unpaid Balance                         COUNT                  UPB         %        AVG UPB        WAC   NET WAC      SFEE    MIN NET
------------------------------------------------------------------------------------------------------------------------------------
$1.01 - $250,000.00                     166        $18,459,610.80    36.44%    $111,202.47      6.979     6.709     0.250     6.250%
$250,000.01 - $300,000.00                11          2,966,142.90      5.86     269,649.35      6.929     6.679     0.250      6.250
$300,000.01 - $350,000.00                19          6,245,876.95     12.33     328,730.37      6.859     6.609     0.250      6.250
$350,000.01 - $400,000.00                23          8,681,062.60     17.14     377,437.50      6.956     6.666     0.250      6.250
$400,000.01 - $450,000.00                11          4,711,662.91      9.30     428,332.99      7.258     6.820     0.250      6.250
$450,000.01 - $500,000.00                 6          2,939,971.91      5.80     489,995.32      7.112     6.729     0.250      6.250
$500,000.01 - $550,000.00                 2          1,032,214.28      2.04     516,107.14      6.936     6.686     0.250      6.250
$550,000.01 - $600,000.00                 1            575,003.54      1.14     575,003.54      6.750     6.500     0.250      6.500
$600,000.01 - $650,000.00                 3          1,895,044.35      3.74     631,681.45      6.624     6.374     0.250      6.250
$650,000.01 - $700,000.00                 2          1,377,188.66      2.72     688,594.33      6.752     6.502     0.250      6.250
$850,000.01 - $900,000.00                 2          1,769,562.36      3.49     884,781.18      6.688     6.438     0.250      6.375
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  246        $50,653,341.26   100.00%    $205,907.89      6.958     6.669     0.250     6.250%
------------------------------------------------------------------------------------------------------------------------------------
Minimum: $31,946.07
Maximum: $896,279.58
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Unpaid Balance                       MAX NET                 LTV       CLTV          OTERM        WAM       AGE       DTI       FICO
------------------------------------------------------------------------------------------------------------------------------------
$1.01 - $250,000.00                    8.500              82.51%     85.18%            356        354         3    33.70%        692
$250,000.01 - $300,000.00              7.750               82.55      80.37            360        357         3     28.81        697
$300,000.01 - $350,000.00              8.130               79.91      76.99            360        356         4     37.00        695
$350,000.01 - $400,000.00              7.635               71.19      72.91            360        355         5     41.02        670
$400,000.01 - $450,000.00              7.875               76.74      78.89            360        357         3     28.60        667
$450,000.01 - $500,000.00              7.469               74.76      86.30            360        357         3     37.70        694
$500,000.01 - $550,000.00              7.125               70.94       0.00            360        351         9      0.00        664
$550,000.01 - $600,000.00              6.500               74.53       0.00            360        329        31      0.00        629
$600,000.01 - $650,000.00              6.500               65.98       0.00            360        353         7      0.00        633
$650,000.01 - $700,000.00              6.750               74.51       0.00            360        340        20      0.00        649
$850,000.01 - $900,000.00              6.500               54.15      51.93            360        356         4     20.30        667
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 8.500              77.11%     78.07%            359        354         4    33.81%        681
------------------------------------------------------------------------------------------------------------------------------------
Minimum: $31,946.07
Maximum: $896,279.58
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================
                               May 22, 2003 15:10                   Page 2 of 11

                        Collateral Stratification Report
                               FIXED MASTER REPORT
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
Gross Rate                              COUNT                  UPB          %    AVG UPB           WAC   NET WAC      SFEE   MIN NET
------------------------------------------------------------------------------------------------------------------------------------
6.251% - 6.500%                            49       $12,881,125.84     25.43%   262,880.        6.500%    6.250%    0.250%    6.250%
6.501% - 6.750%                            74        14,778,361.06      29.18   199,708.         6.685     6.435     0.250     6.285
6.751% - 7.000%                            44         9,434,303.62      18.63   214,416.         6.929     6.679     0.250     6.625
7.001% - 7.250%                            17         2,779,602.59       5.49   163,506.         7.206     6.956     0.250     6.795
7.251% - 7.500%                            21         4,154,518.90       8.20   197,834.         7.412     7.132     0.250     6.932
7.501% - 7.750%                            15         1,946,301.21       3.84   129,753.         7.710     7.401     0.250     6.765
7.751% - 8.000%                            10         1,496,378.75       2.95   149,638.         7.917     7.527     0.250     7.015
8.001% - 8.250%                             5           798,223.02       1.58   159,645.         8.185     7.866     0.250     7.224
8.251% - 8.500%                             9         1,843,957.28       3.64   204,884.         8.442     7.606     0.250     7.027
8.501% - 8.750%                             1           113,068.99       0.22   113,069.         8.750     8.500     0.250     8.500
8.751% - 9.000%                             1           427,500.00       0.84   427,500.         8.875     7.647     0.250     7.647
------------------------------------------------------------------------------------------------------------------------------------
Total:                                    246       $50,653,341.26    100.00%   205,908.        6.958%    6.669%    0.250%    6.250%
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 6.500%
Maximum: 8.875%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Gross Rate              MAX NET           LTV              CLTV       OTERM      WAM          AGE        DTI     FICO  %Cash Out %
-----------------------------------------------------------------------------------------------------------------------------------
6.251% - 6.500%          6.250%        75.94%            73.57%         356   352.12            4     33.08%      687       28.60%
6.501% - 6.750%           6.500         77.73             73.70         359   354.89            4      34.04      678        36.56
6.751% - 7.000%           6.750         73.97             80.26         360   355.55            4      33.76      671        36.65
7.001% - 7.250%           7.000         72.05             77.80         360   354.23            6      32.70      687        27.32
7.251% - 7.500%           7.250         75.93             76.14         358   354.54            4      38.29      678        47.56
7.501% - 7.750%           7.500         74.65             69.66         360   357.40            3      47.50      675        65.35
7.751% - 8.000%           7.750         88.78             95.68         360   355.06            5      38.00      704         4.27
8.001% - 8.250%           8.000         84.44             82.39         360   356.62            3      35.60      681         7.85
8.251% - 8.500%           8.250         91.80             92.68         360   353.79            6       0.00      700        11.72
8.501% - 8.750%           8.500         90.00              0.00         360   355.00            5       0.00      664         0.00
8.751% - 9.000%           7.647         95.00             95.00         360   360.00            0       0.00      682         0.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                   8.500%        77.11%            78.07%         359   354.37            4     33.81%      681       33.35%
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 6.500%
Maximum: 8.875%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Net Rate                                COUNT                  UPB          %    AVG UPB           WAC   NET WAC      SFEE   MIN NET
------------------------------------------------------------------------------------------------------------------------------------
6.001% - 6.250%                            49       $12,881,125.84     25.43%   262,880.        6.500%    6.250%    0.250%    6.250%
6.251% - 6.500%                            74        14,778,361.06      29.18   199,708.         6.685     6.435     0.250     6.285
6.501% - 6.750%                            44         9,434,303.62      18.63   214,416.         6.929     6.679     0.250     6.625
6.751% - 7.000%                            20         3,359,852.59       6.63   167,993.         7.267     6.947     0.250     6.765
7.001% - 7.250%                            24         4,610,068.90       9.10   192,086.         7.541     7.132     0.250     7.015
7.251% - 7.500%                            14         2,251,051.21       4.44   160,789.         7.888     7.464     0.250     7.375
7.501% - 7.750%                            10         1,939,178.75       3.83   193,918.         8.243     7.664     0.250     7.625
7.751% - 8.000%                             4           727,123.02       1.44   181,781.         8.179     7.929     0.250     7.875
8.001% - 8.250%                             6           559,207.28       1.10    93,201.         8.403     8.153     0.250     8.125
8.251% - 8.500%                             1           113,068.99       0.22   113,069.         8.750     8.500     0.250     8.500
------------------------------------------------------------------------------------------------------------------------------------
Total:                                    246       $50,653,341.26    100.00%   205,908.        6.958%    6.669%    0.250%    6.250%
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 6.250%
Maximum: 8.500%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Net Rate                MAX NET          LTV               CLTV       OTERM      WAM           AGE       DTI     FICO  %Cash Out %
-----------------------------------------------------------------------------------------------------------------------------------
6.001% - 6.250%          6.250%        75.94%            73.57%         356   352.12             4    33.08%      687       28.60%
6.251% - 6.500%           6.500         77.73             73.70         359   354.89             4     34.04      678        36.56
6.501% - 6.750%           6.750         73.97             80.26         360   355.55             4     33.76      671        36.65
6.751% - 7.000%           7.000         74.58             80.82         360   355.05             5     32.70      692        34.06
7.001% - 7.250%           7.250         78.68             80.88         358   354.90             4     38.29      677        34.51
7.251% - 7.500%           7.500         77.08             74.98         360   358.02             2     47.50      681        56.50
7.501% - 7.750%           7.750         89.28             93.79         360   356.54             3     38.00      696         3.29
7.751% - 8.000%           8.000         83.90             81.44         360   356.49             4     35.60      681         8.62
8.001% - 8.250%           8.250         89.79              0.00         360   339.51            20      0.00      701        38.66
8.251% - 8.500%           8.500         90.00              0.00         360   355.00             5      0.00      664         0.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                   8.500%        77.11%            78.07%         359   354.37             4    33.81%      681       33.35%
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 6.250%
Maximum: 8.500%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Original Term to Maturity               COUNT                  UPB          %     AVG UPB          WAC   NET WAC      SFEE   MIN NET
------------------------------------------------------------------------------------------------------------------------------------
181 - 240                                   4          $389,807.84      0.77%     97,452.       6.713%    6.463%    0.250%    6.250%
241 - 300                                   3           324,845.26       0.64    108,282.        6.500     6.250     0.250     6.250
301 - 359                                   1           355,631.00       0.70    355,631.        6.500     6.250     0.250     6.250
360 - 360                                 238        49,583,057.16      97.89    208,332.        6.966     6.676     0.250     6.250
------------------------------------------------------------------------------------------------------------------------------------
Total:                                    246       $50,653,341.26    100.00%    205,908.       6.958%    6.669%    0.250%    6.250%
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 240
Maximum: 360
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Original Term to
Maturity                 MAX NET         LTV               CLTV       OTERM      WAM          AGE        DTI     FICO   %Cash Out %
-----------------------------------------------------------------------------------------------------------------------------------
181 - 240                7.125%        71.25%             0.00%         240   236.36             4     0.00%      693        41.87%
241 - 300                 6.250         76.30              0.00         300   295.34             5      0.00      700         67.90
301 - 359                 6.250         61.85             67.25         348   346.00             2      0.00      701          0.00
360 - 360                 8.500         77.27             78.30         360   355.75             4     33.81      681         33.30
-----------------------------------------------------------------------------------------------------------------------------------
Total:                   8.500%        77.11%            78.07%         359   354.37             4    33.81%      681        33.35%
-----------------------------------------------------------------------------------------------------------------------------------
Minimum:240
Maximum:360
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================
                               May 22, 2003 15:10                   Page 3 of 11

                        Collateral Stratification Report
                              FIXED MASTER REPORT
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
Remaining Term to Stated
Maturity                               COUNT             UPB            %     AVG UPB      WAC      NET WAC      SFEE    MIN NET
--------------------------------------------------------------------------------------------------------------------------------
181 - 240                                  4     $389,807.84        0.77%     97,452.   6.713%       6.463%    0.250%     6.250%
241 - 300                                  3      324,845.26         0.64    108,282.    6.500        6.250     0.250      6.250
301 - 359                                198   39,268,658.09        77.52    198,327.    6.902        6.643     0.250      6.250
360 - 360                                 41   10,670,030.07        21.06    260,245.    7.186        6.784     0.250      6.250
--------------------------------------------------------------------------------------------------------------------------------
Total:                                   246  $50,653,341.26      100.00%    205,908.   6.958%       6.669%    0.250%     6.250%
--------------------------------------------------------------------------------------------------------------------------------
Minimum:  235
Maximum:  360
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Remaining Term to Stated
Maturity                        MAX NET         LTV         CLTV    OTERM            WAM   AGE         DTI     FICO       %Cash Out
-----------------------------------------------------------------------------------------------------------------------------------
181 - 240                        7.125%      71.25%        0.00%      240         236.36     4       0.00%      693          41.87%
241 - 300                         6.250       76.30         0.00      300         295.34     5        0.00      700           67.90
301 - 359                         8.500       76.94        77.56      360         354.51     5       33.43      679           31.26
360 - 360                         7.647       78.00        79.56      360         360.00     0       34.68      689           39.70
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           8.500%      77.11%       78.07%      359         354.37     4      33.81%      681          33.35%
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 235
Maximum: 360
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Seasoning                              COUNT             UPB            %     AVG UPB      WAC       NET WAC     SFEE   MIN NET
------------------------------------------------------------------------------------------------------------------------------------
<= 0                                      41  $10,670,030.07       21.06%    260,245.   7.186%        6.784%   0.250%    6.250%
1 - 1                                     33    6,597,998.96        13.03    199,939.    6.840         6.590    0.250     6.250
2 - 2                                     71   11,403,034.71        22.51    160,606.    6.799         6.521    0.250     6.250
3 - 3                                     33    5,284,489.39        10.43    160,136.    6.977         6.727    0.250     6.250
4 - 4                                      9    1,530,311.74         3.02    170,035.    6.877         6.589    0.250     6.250
5 - 5                                     14    2,323,564.14         4.59    165,969.    6.876         6.626    0.250     6.250
6 - 6                                     19    3,871,065.06         7.64    203,740.    6.784         6.534    0.250     6.250
7 - 12                                    17    4,890,410.04         9.65    287,671.    7.067         6.817    0.250     6.250
13 - 24                                    6    2,481,345.77         4.90    413,558.    7.143         6.893    0.250     6.630
25 - 36                                    3    1,601,091.38         3.16    533,697.    6.993         6.743    0.250     6.250
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   246  $50,653,341.26      100.00%    205,908.   6.958%        6.669%   0.250%    6.250%
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 0
Maximum: 31
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Seasoning                               MAX NET        LTV       CLTV      OTERM       WAM    AGE       DTI    FICO    %Cash Out $
------------------------------------------------------------------------------------------------------------------------------------
<= 0                                     7.647%     78.00%     79.56%        360    360.00      0    34.68%     689         39.70%
1 - 1                                     7.125      79.47      77.79        360    359.00      1     31.74     712          29.79
2 - 2                                     8.000      78.57      76.88        359    357.00      2     33.58     703          32.07
3 - 3                                     8.125      81.11      81.46        357    354.16      3     29.06     679          34.37
4 - 4                                     7.750      80.72      95.00        347    343.50      4      0.00     672          14.03
5 - 5                                     8.500      76.49      62.18        349    344.21      5     50.09     698          33.83
6 - 6                                     8.250      72.64       0.00        360    354.00      6      0.00     642          17.56
7 - 12                                    8.125      75.67     100.00        360    351.32      9      0.00     642          42.41
13 - 24                                   7.125      57.66       0.00        360    345.03     15      0.00     628          35.90
25 - 36                                   8.130      80.78       0.00        360    329.64     30      0.00     638          35.91
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   8.500%     77.11%     78.07%        359    354.37      4    33.81%     681         33.35%
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 0
Maximum: 31
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
DTI                                    COUNT             UPB            %     AVG UPB      WAC       NET WAC     SFEE    MIN NET
------------------------------------------------------------------------------------------------------------------------------------
<= 0.000%                                145  $33,127,566.32       65.40%    228,466.   7.089%        6.779%   0.250%     6.250%
6.001% - 11.000%                           1      105,810.68         0.21    105,811.    6.500         6.250    0.250      6.250
11.001% - 16.000%                          2      614,607.42         1.21    307,304.    6.561         6.311    0.250      6.250
16.001% - 21.000%                          3    1,242,525.24         2.45    414,175.    6.615         6.365    0.250      6.250
21.001% - 26.000%                         11    1,715,634.85         3.39    155,967.    6.771         6.521    0.250      6.250
26.001% - 31.000%                         14    2,525,498.19         4.99    180,393.    6.684         6.434    0.250      6.250
31.001% - 36.000%                         20    2,971,554.35         5.87    148,578.    6.791         6.541    0.250      6.250
36.001% - 41.000%                         32    5,210,508.94        10.29    162,828.    6.682         6.432    0.250      6.250
41.001% - 46.000%                         14    2,307,436.48         4.56    164,817.    6.757         6.507    0.250      6.250
46.001% - 51.000%                          2      157,379.40         0.31     78,690.    7.368         7.118    0.250      6.375
56.001% - 61.000%                          1      325,423.17         0.64    325,423.    6.625         6.375    0.250      6.375
61.001% - 66.000%                          1      349,396.22         0.69    349,396.    6.500         6.250    0.250      6.250
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   246  $50,653,341.26      100.00%    205,908.   6.958%        6.669%   0.250%     6.250%
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 0.00%
Maximum: 63.00%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
DTI                                    MAX NET       LTV      CLTV     OTERM        WAM     AGE        DTI    FICO    %Cash Out %
------------------------------------------------------------------------------------------------------------------------------------
<= 0.000%                               8.500%    75.24%    78.76%       358     352.17       6      0.00%     673         32.03%
6.001% - 11.000%                         6.250     89.99     89.99       360     357.00       3       9.30     587           0.00
11.001% - 16.000%                        6.375     70.62     70.62       360     357.49       3      13.76     656          51.27
16.001% - 21.000%                        6.500     55.29     53.14       360     358.26       2      19.54     692          70.28
21.001% - 26.000%                        6.935     81.78     76.62       360     358.75       1      23.44     720          27.71
26.001% - 31.000%                        6.685     80.82     85.97       360     359.09       1      28.33     693          36.35
31.001% - 36.000%                        8.000     84.42     81.36       360     358.68       1      33.74     723          21.68
36.001% - 41.000%                        7.625     85.47     83.71       360     358.50       2      37.98     683          33.33
41.001% - 46.000%                        6.813     84.13     79.42       360     358.68       1      43.37     691          57.30
46.001% - 51.000%                        7.500     66.44      0.00       360     360.00       0      47.94     660           0.00
56.001% - 61.000%                        6.375     76.17     76.17       360     358.00       2      59.00     753           0.00
61.001% - 66.000%                        6.250     62.40     62.40       360     355.00       5      63.00     743           0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  8.500%    77.11%    78.07%       359     354.37       4     33.81%     681         33.35%
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 0.00%
Maximum: 63.00%
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================
                               May 22, 2003 15:10                   Page 4 of 11

                        Collateral Stratification Report
                               FIXED MASTER REPORT
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
FICO Scores                               COUNT             UPB            %      AVG UPB     WAC       NET WAC     SFEE     MIN NET
------------------------------------------------------------------------------------------------------------------------------------
0 - 0                                         1      $39,969.55        0.08%      39,970.  7.375%        7.125%   0.250%      7.125%
530 - 539                                     1      143,735.35         0.28     143,735.   6.500         6.250    0.250       6.250
550 - 559                                     2      551,085.24         1.09     275,543.   6.878         6.628    0.250       6.625
560 - 569                                     2      817,288.13         1.61     408,644.   6.707         6.457    0.250       6.250
570 - 579                                     1      324,245.41         0.64     324,245.   7.500         7.250    0.250       7.250
580 - 589                                     2      465,616.43         0.92     232,808.   7.080         6.830    0.250       6.250
590 - 599                                     2    1,058,423.29         2.09     529,212.   6.774         6.524    0.250       6.380
600 - 609                                     4    1,433,662.43         2.83     358,416.   6.701         6.451    0.250       6.250
610 - 619                                     1      683,079.52         1.35     683,080.   6.500         6.250    0.250       6.250
620 - 629                                    11    2,580,877.72         5.10     234,625.   6.812         6.562    0.250       6.250
630 - 639                                    12    2,566,310.81         5.07     213,859.   6.928         6.678    0.250       6.250
640 - 649                                     9    2,581,314.58         5.10     286,813.   7.111         6.861    0.250       6.250
650 - 659                                    19    3,728,993.18         7.36     196,263.   6.851         6.601    0.250       6.250
660 - 669                                    21    4,172,468.19         8.24     198,689.   7.093         6.843    0.250       6.250
670 - 679                                    23    5,093,181.00        10.05     221,443.   7.087         6.794    0.250       6.250
680 - 689                                    16    3,097,004.75         6.11     193,563.   7.345         6.751    0.250       6.250
690 - 699                                    24    4,647,204.44         9.17     193,634.   6.802         6.525    0.250       6.250
700 - 709                                     8    1,233,388.31         2.43     154,174.   6.957         6.639    0.250       6.250
710 - 719                                    17    2,853,932.69         5.63     167,878.   6.770         6.520    0.250       6.250
720 - 729                                    13    2,027,719.40         4.00     155,978.   6.962         6.712    0.250       6.250
730 - 739                                    15    2,486,759.13         4.91     165,784.   7.436         7.029    0.250       6.345
740 - 749                                    11    1,876,260.78         3.70     170,569.   6.799         6.518    0.250       6.250
750 - 759                                    12    2,519,503.11         4.97     209,959.   6.811         6.561    0.250       6.250
760 - 769                                     7    1,071,133.81         2.11     153,019.   7.025         6.775    0.250       6.250
770 - 779                                     6    1,332,823.57         2.63     222,137.   6.729         6.436    0.250       6.250
780 - 789                                     4      458,140.21         0.90     114,535.   7.032         6.782    0.250       6.250
800 - 809                                     2      809,220.23         1.60     404,610.   6.852         6.602    0.250       6.250
------------------------------------------------------------------------------------------------------------------------------------
Total:                                      246  $50,653,341.26      100.00%     205,908.  6.958%        6.669%   0.250%      6.250%
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 532.
Maximum: 809.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
FICO Scores                          MAX NET         LTV       CLTV       OTERM        WAM      AGE        DTI    FICO     %Cash Out
------------------------------------------------------------------------------------------------------------------------------------
0 - 0                                 7.125%      74.07%      0.00%         360     360.00        0     40.20%       0         0.00%
530 - 539                              6.250       97.00       0.00         360     354.00        6       0.00     532          0.00
550 - 559                              6.630       81.96       0.00         360     347.06       13       0.00     553         68.37
560 - 569                              6.630       73.10       0.00         360     352.54        7       0.00     563         45.59
570 - 579                              7.250       74.83       0.00         360     349.00       11       0.00     571        100.00
580 - 589                              7.000       43.48      89.99         360     346.95       13       9.30     586          0.00
590 - 599                              6.750       56.09       0.00         360     353.22        7       0.00     598         38.96
600 - 609                              6.750       72.36       0.00         360     353.11        7      39.00     603         21.60
610 - 619                              6.250       79.10       0.00         360     330.00       30       0.00     619          0.00
620 - 629                              7.125       71.91      69.87         354     345.79        8      26.17     626         58.85
630 - 639                              7.500       73.82      60.00         360     356.61        3      41.15     635         38.02
640 - 649                              7.750       65.54      62.88         360     357.42        3      37.06     643         31.98
650 - 659                              8.125       79.07      88.09         358     353.65        5      39.63     655         24.05
660 - 669                              8.500       73.23      68.77         360     354.68        5      35.88     664         49.57
670 - 679                              8.000       77.63      85.52         359     354.32        4      36.01     676         27.37
680 - 689                              7.647       83.23      85.86         360     358.45        2      30.42     682         37.74
690 - 699                              8.130       77.18      71.42         360     356.09        4      27.36     694         38.34
700 - 709                              7.500       81.57      75.00         357     354.84        2      36.87     704         14.78
710 - 719                              7.625       81.19      80.56         360     357.62        2      32.18     714         49.10
720 - 729                              8.125       82.05      90.95         348     345.39        2      36.62     722         44.39
730 - 739                              8.250       86.96      84.52         360     358.95        1      30.08     735         12.93
740 - 749                              7.750       79.58      76.05         360     357.85        2      48.50     743         15.79
750 - 759                              7.125       75.72      72.27         355     353.13        2      36.27     754         25.54
760 - 769                              7.625       92.59     100.00         360     356.72        3      33.57     765         11.20
770 - 779                              7.125       86.67      82.65         360     358.91        1      34.59     775          0.00
780 - 789                              7.500       85.74      84.23         360     357.09        3      28.16     782         48.96
800 - 809                              7.000       70.72      62.30         360     358.94        1       0.00     806         46.96
------------------------------------------------------------------------------------------------------------------------------------
Total:                                8.500%      77.11%     78.07%         359     354.37        4     33.81%     681        33.35%
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 532.
Maximum: 809.
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================
                               May 22, 2003 15:10                   Page 5 of 11

                        Collateral Stratification Report
                              FIXED MASTER REPORT
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
Loan To Value Ratio                  COUNT                 UPB            %     AVG UPB       WAC     NET WAC     SFEE     MIN NET
------------------------------------------------------------------------------------------------------------------------------------
25.01% - 30.00%                          1         $359,805.75        0.71%    359,806.    7.250%      7.000%   0.250%      7.000%
30.01% - 35.00%                          1           72,184.02         0.14     72,184.     7.125       6.875    0.250       6.875
40.01% - 45.00%                          3          556,432.11         1.10    185,477.     6.859       6.609    0.250       6.250
45.01% - 50.00%                          1          412,347.69         0.81    412,348.     7.000       6.750    0.250       6.750
50.01% - 55.00%                          4        1,967,224.89         3.88    491,806.     6.744       6.494    0.250       6.250
55.01% - 60.00%                          8        3,257,611.66         6.43    407,201.     6.938       6.688    0.250       6.250
60.01% - 65.00%                         14        4,256,083.11         8.40    304,006.     6.830       6.580    0.250       6.250
65.01% - 70.00%                         26        4,545,189.45         8.97    174,815.     6.916       6.666    0.250       6.250
70.01% - 75.00%                         23        5,072,722.74        10.01    220,553.     6.915       6.665    0.250       6.250
75.01% - 80.00%                         73       14,728,221.35        29.08    201,756.     6.798       6.548    0.250       6.250
80.01% - 85.00%                          4          784,911.09         1.55    196,228.     7.274       6.868    0.250       6.625
85.01% - 90.00%                         36        6,019,930.70        11.88    167,220.     7.015       6.710    0.250       6.250
90.01% - 95.00%                         29        5,627,143.84        11.11    194,039.     7.593       7.069    0.250       6.500
95.01% - 100.00%                        23        2,993,532.86         5.91    130,154.     6.808       6.558    0.250       6.250
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 246      $50,653,341.26      100.00%    205,908.    6.958%      6.669%   0.250%      6.250%
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 29.80
Maximum: 100.00
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Loan To Value Ratio                   MAX NET         LTV       CLTV     OTERM         WAM     AGE        DTI    FICO    %Cash Out %
------------------------------------------------------------------------------------------------------------------------------------
25.01% - 30.00%                        7.000%      29.80%      0.00%       360      344.00      16      0.00%     586          0.00%
30.01% - 35.00%                         6.875       30.77       0.00       360      358.00       2       0.00     629         100.00
40.01% - 45.00%                         6.750       41.91       0.00       360      350.97       9      39.14     617          20.90
45.01% - 50.00%                         6.750       46.98       0.00       360      352.00       8       0.00     599         100.00
50.01% - 55.00%                         6.750       52.78      51.93       360      356.62       3      21.86     677          56.25
55.01% - 60.00%                         7.500       57.77      59.43       360      356.30       4      27.95     664          49.60
60.01% - 65.00%                         7.500       62.95      63.58       356      351.91       4      32.37     682          47.75
65.01% - 70.00%                         7.500       68.67      67.85       358      355.25       3      37.27     692          54.80
70.01% - 75.00%                         8.125       74.27      74.47       352      342.81       9      39.19     630          55.98
75.01% - 80.00%                         8.125       79.25      79.28       360      355.87       4      35.04     686          28.75
80.01% - 85.00%                         8.250       83.35      83.92       360      359.50       1      29.29     724          53.97
85.01% - 90.00%                         8.500       89.52      89.51       360      357.31       3      34.53     699           8.26
90.01% - 95.00%                         8.130       94.66      94.62       360      355.74       4      32.47     697          10.40
95.01% - 100.00%                        7.625       99.38     100.00       360      357.50       3      37.14     704          15.66
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 8.500%      77.11%     78.07%       359      354.37       4     33.81%     681         33.35%
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 29.80
Maximum: 100.00
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Current Loan To Value Ratio            COUNT             UPB            %     AVG UPB      WAC       NET WAC     SFEE    MIN NET
------------------------------------------------------------------------------------------------------------------------------------
25.01% - 30.00%                            1     $359,805.75        0.71%    359,806.   7.250%        7.000%   0.250%     7.000%
30.01% - 35.00%                            1       72,184.02         0.14     72,184.    7.125         6.875    0.250      6.875
40.01% - 45.00%                            3      556,432.11         1.10    185,477.    6.859         6.609    0.250      6.250
45.01% - 50.00%                            2    1,285,630.47         2.54    642,815.    6.745         6.495    0.250      6.375
50.01% - 55.00%                            4    1,697,871.79         3.35    424,468.    6.807         6.557    0.250      6.250
55.01% - 60.00%                            7    2,653,681.98         5.24    379,097.    6.981         6.731    0.250      6.250
60.01% - 65.00%                           14    4,256,083.11         8.40    304,006.    6.830         6.580    0.250      6.250
65.01% - 70.00%                           26    4,545,189.45         8.97    174,815.    6.916         6.666    0.250      6.250
70.01% - 75.00%                           23    5,072,722.74        10.01    220,553.    6.915         6.665    0.250      6.250
75.01% - 80.00%                           74   14,766,801.30        29.15    199,551.    6.803         6.553    0.250      6.250
80.01% - 85.00%                            3      746,331.14         1.47    248,777.    7.211         6.797    0.250      6.625
85.01% - 90.00%                           36    6,019,930.70        11.88    167,220.    7.015         6.710    0.250      6.250
90.01% - 95.00%                           29    5,627,143.84        11.11    194,039.    7.593         7.069    0.250      6.500
95.01% - 100.00%                          23    2,993,532.86         5.91    130,154.    6.808         6.558    0.250      6.250
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   246  $50,653,341.26      100.00%    205,908.   6.958%        6.669%   0.250%     6.250%
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 0.00
Maximum: 100.00
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Current Loan To Value Ratio             MAX NET         LTV       CLTV     OTERM        WAM    AGE        DTI    FICO    %Cash Out %
------------------------------------------------------------------------------------------------------------------------------------
25.01% - 30.00%                          7.000%      29.80%      0.00%       360     344.00     16      0.00%     586          0.00%
30.01% - 35.00%                           6.875       30.77       0.00       360     358.00      2       0.00     629         100.00
40.01% - 45.00%                           6.750       41.91       0.00       360     350.97      9      39.14     617          20.90
45.01% - 50.00%                           6.750       50.34      51.93       360     356.08      4      20.30     662         100.00
50.01% - 55.00%                           6.750       54.13       0.00       360     353.91      6      27.70     666          49.30
55.01% - 60.00%                           7.500       58.31      59.43       360     357.51      2      27.95     663          38.13
60.01% - 65.00%                           7.500       62.95      63.58       356     351.91      4      32.37     682          47.75
65.01% - 70.00%                           7.500       68.67      67.85       358     355.25      3      37.27     692          54.80
70.01% - 75.00%                           8.125       74.27      74.47       352     342.81      9      39.19     630          55.98
75.01% - 80.00%                           8.250       79.25      79.28       360     355.87      4      35.04     686          28.94
80.01% - 85.00%                           6.932       83.44      83.92       360     359.78      0      29.29     723          51.59
85.01% - 90.00%                           8.500       89.52      89.51       360     357.31      3      34.53     699           8.26
90.01% - 95.00%                           8.130       94.66      94.62       360     355.74      4      32.47     697          10.40
95.01% - 100.00%                          7.625       99.38     100.00       360     357.50      3      37.14     704          15.66
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   8.500%      77.11%     78.07%       359     354.37      4     33.81%     681         33.35%
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 0.00
Maximum: 100.00
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================
                               May 22, 2003 15:10                   Page 6 of 11

                        Collateral Stratification Report
                              FIXED MASTER REPORT
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
Geographic Concentration              COUNT             UPB           %       AVG UPB      WAC       NET WAC    SFEE     MIN NET
------------------------------------------------------------------------------------------------------------------------------------
Massachusetts                            15   $5,693,635.95      11.24%   $379,575.73   6.835%        6.512%  0.250%      6.250%
California                               15    4,910,783.94        9.69    327,385.60    7.400         6.975   0.250       6.250
New York                                 18    4,809,081.73        9.49    267,171.21    6.962         6.712   0.250       6.250
Virginia                                 13    3,408,973.03        6.73    262,228.69    6.885         6.635   0.250       6.250
New Jersey                               14    3,091,899.41        6.10    220,849.96    6.809         6.559   0.250       6.250
Florida                                  16    2,748,585.58        5.43    171,786.60    6.629         6.379   0.250       6.250
Illinois                                  9    2,361,328.82        4.66    262,369.87    6.694         6.444   0.250       6.250
Ohio                                     24    2,192,955.93        4.33     91,373.16    7.122         6.872   0.250       6.250
Washington                                4    1,835,426.86        3.62    458,856.72    6.674         6.424   0.250       6.250
District of Columbia                      4    1,465,201.30        2.89    366,300.33    7.366         6.966   0.250       6.750
Georgia                                  10    1,447,423.32        2.86    144,742.33    7.474         6.877   0.250       6.250
Maryland                                  8    1,320,924.62        2.61    165,115.58    6.681         6.431   0.250       6.250
Texas                                    13    1,314,580.82        2.60    101,121.60    7.275         7.025   0.250       6.250
Pennsylvania                              6    1,221,021.12        2.41    203,503.52    6.962         6.712   0.250       6.500
Connecticut                               5    1,191,233.52        2.35    238,246.70    6.766         6.516   0.250       6.375
South Carolina                            3      970,788.05        1.92    323,596.02    6.574         6.324   0.250       6.250
Colorado                                  3      862,079.12        1.70    287,359.71    6.558         6.308   0.250       6.250
Indiana                                   4      737,364.59        1.46    184,341.15    7.294         7.044   0.250       6.500
North Carolina                            2      725,000.00        1.43    362,500.00    7.750         7.500   0.250       7.500
Minnesota                                 4      718,223.66        1.42    179,555.92    7.011         6.761   0.250       6.250
Utah                                      3      706,459.25        1.39    235,486.42    6.889         6.639   0.250       6.500
Tennessee                                 7      697,757.90        1.38     99,679.70    7.057         6.807   0.250       6.250
Louisiana                                 4      693,357.84        1.37    173,339.46    6.566         6.316   0.250       6.250
Nebraska                                  2      593,267.22        1.17    296,633.61    6.539         6.289   0.250       6.250
Michigan                                  7      553,836.08        1.09     79,119.44    6.935         6.685   0.250       6.375
Missouri                                  5      552,576.05        1.09    110,515.21    7.618         7.368   0.250       7.125
Iowa                                      3      547,285.37        1.08    182,428.46    6.592         6.342   0.250       6.250
Oregon                                    2      526,770.39        1.04    263,385.20    7.076         6.826   0.250       6.375
Hawaii                                    2      336,819.67        0.66    168,409.84    7.175         6.925   0.250       6.500
Arizona                                   3      317,786.15        0.63    105,928.72    6.856         6.606   0.250       6.500
New Mexico                                2      308,819.13        0.61    154,409.57    6.900         6.650   0.250       6.500
Arkansas                                  3      283,313.21        0.56     94,437.74    6.856         6.606   0.250       6.375
Maine                                     2      231,725.92        0.46    115,862.96    6.714         6.464   0.250       6.250
Alabama                                   2      226,518.45        0.45    113,259.23    7.126         6.876   0.250       6.625
New Hampshire                             1      177,526.27        0.35    177,526.27    6.625         6.375   0.250       6.375
Nevada                                    1      174,690.34        0.34    174,690.34    6.625         6.375   0.250       6.375
Rhode Island                              1      174,327.31        0.34    174,327.31    7.625         7.375   0.250       7.375
Mississippi                               1      142,000.00        0.28    142,000.00    6.750         6.500   0.250       6.500
Oklahoma                                  1      105,517.47        0.21    105,517.47    6.750         6.500   0.250       6.500
Wyoming                                   1       86,300.00        0.17     86,300.00    6.750         6.500   0.250       6.500
Kentucky                                  1       78,267.90        0.15     78,267.90    6.875         6.625   0.250       6.625
Kansas                                    1       60,000.00        0.12     60,000.00    7.000         6.750   0.250       6.750
Vermont                                   1       51,907.97        0.10     51,907.97    6.625         6.375   0.250       6.375
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  246  $50,653,341.26     100.00%   $205,907.89   6.958%        6.669%  0.250%      6.250%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Geographic Concentration                  MAX NET          LTV         CLTV      OTERM        WAM      AGE        DTI      FICO
------------------------------------------------------------------------------------------------------------------------------------
Massachusetts                              7.647%       73.32%       73.00%        360        358        2     34.81%       707
California                                  8.130        80.55        85.81        360        353        7      38.53       672
New York                                    8.000        73.70        84.32        360        355        5      33.58       663
Virginia                                    7.500        74.99        64.54        360        357        3      36.36       674
New Jersey                                  7.500        79.03        80.97        360        358        2      31.57       669
Florida                                     7.125        83.02        84.08        355        353        1      31.74       675
Illinois                                    7.125        68.22        70.00        360        357        3      25.80       691
Ohio                                        8.250        83.34        94.95        351        348        4      36.53       687
Washington                                  6.625        67.95        84.85        360        346       14      33.61       643
District of Columbia                        7.635        75.43        76.26        360        360        0       0.00       696
Georgia                                     7.375        86.67        86.67        360        358        2      35.60       714
Maryland                                    6.625        87.19        80.00        360        359        1      38.03       727
Texas                                       8.125        75.59        95.00        355        351        3      43.63       668
Pennsylvania                                7.625        87.39        95.00        360        353        7      37.90       619
Connecticut                                 6.750        70.65        69.64        360        355        5      29.78       672
South Carolina                              6.375        81.82         0.00        360        355        5      32.60       662
Colorado                                    7.000        71.01        67.25        355        354        1      28.60       666
Indiana                                     7.500        71.86         0.00        360        349       11      36.09       669
North Carolina                              7.500        62.33        62.33        360        360        0       0.00       646
Minnesota                                   7.250        80.18         0.00        360        357        3      24.30       637
Utah                                        7.375        75.55         0.00        360        334       26       0.00       636
Tennessee                                   8.500        79.05        95.00        324        320        4      25.30       700
Louisiana                                   6.375        80.52         0.00        360        357        3       0.00       672
Nebraska                                    6.500        67.20         0.00        360        359        1      26.60       739
Michigan                                    8.125        76.13         0.00        360        354        6       0.00       680
Missouri                                    8.000        82.14         0.00        360        357        3       0.00       721
Iowa                                        7.125        81.14         0.00        360        358        2      43.40       778
Oregon                                      7.000        61.18        62.30        360        360        0      41.10       778
Hawaii                                      7.625        69.83         0.00        360        355        5       0.00       674
Arizona                                     6.750        92.79        87.80        360        358        2      33.08       708
New Mexico                                  6.875        85.97         0.00        360        356        4       0.00       654
Arkansas                                    7.000        98.46        95.00        360        359        1      35.19       721
Maine                                       6.500        79.29        79.29        360        358        2      31.88       736
Alabama                                     7.250        83.74         0.00        360        358        2      42.37       673
New Hampshire                               6.375        74.17         0.00        360        357        3       0.00       638
Nevada                                      6.375        89.74        89.74        360        358        2      39.90       694
Rhode Island                                7.375        90.00         0.00        360        351        9       0.00       671
Mississippi                                 6.500       100.00         0.00        360        358        2      33.60       706
Oklahoma                                    6.500        88.09        88.09        360        357        3      43.90       653
Wyoming                                     6.500        75.04         0.00        360        360        0      33.50       788
Kentucky                                    6.625        80.00         0.00        360        358        2       0.00       733
Kansas                                      6.750       100.00         0.00        360        359        1      45.30       766
Vermont                                     6.375        80.00        80.00        360        358        2      37.50       674
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     8.500%       77.11%       78.07%        359        354        4     33.81%       681
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================
                               May 22, 2003 15:10                   Page 7 of 11

                        Collateral Stratification Report
                               FIXED MASTER REPORT
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
North-South CA                         COUNT             UPB            %     AVG UPB      WAC      NET WAC      SFEE    MIN NET
------------------------------------------------------------------------------------------------------------------------------------
North CA                                   9   $2,537,916.95        5.01%    281,991.   7.670%       7.267%    0.250%     6.250%
South CA                                   6    2,372,866.99         4.68    395,478.    7.111        6.663     0.250      6.250
States Not CA                            231   45,742,557.32        90.31    198,020.    6.911        6.636     0.250      6.250
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   246  $50,653,341.26      100.00%    205,908.   6.958%       6.669%    0.250%     6.250%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
North-South CA                         MAX NET      LTV       CLTV      OTERM      WAM     AGE         DTI    FICO     %Cash Out
------------------------------------------------------------------------------------------------------------------------------------
North CA                                8.130%   81.89%     87.41%        360   352.70       7      36.82%     678         0.00%
South CA                                 7.027    79.12      82.72        360   353.46       7       39.57     666         31.80
States Not CA                            8.500    76.75      76.86        358   354.51       4       33.53     682         35.28
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  8.500%   77.11%     78.07%        359   354.37       4      33.81%     681        33.35%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Zip Code Concentration               COUNT             UPB        %        % SF      % CO       AVG UPB     WAC     NET WAC     SFEE
------------------------------------------------------------------------------------------------------------------------------------
98223                                    1     $896,279.58    1.77%     100.00%     0.00%   $896,279.58  6.750%      6.500%   0.250%
02467                                    1      873,282.78     1.72      100.00      0.00    873,282.78   6.625       6.375    0.250
92651                                    1      694,109.14     1.37        0.00    100.00    694,109.14   7.000       6.750    0.250
98177                                    1      683,079.52     1.35      100.00      0.00    683,079.52   6.500       6.250    0.250
02135                                    2      660,101.12     1.30        0.00      0.00    330,050.56   6.500       6.250    0.250
Other                                  240   46,846,489.12    92.48       77.91      2.83    195,193.70   6.981       6.688    0.250
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 246  $50,653,341.26  100.00%      76.90%     3.99%   $205,907.89  6.958%      6.669%   0.250%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Zip Code Concentration             MIN NET        MAX NWAC      LTV        CLTV    OTERM      WAM     AGE       DTI     FICO
------------------------------------------------------------------------------------------------------------------------------------
98223                               6.500%          6.500%   56.31%       0.00%      360      354       6     0.00%      642
02467                                6.375           6.375    51.93       51.93      360      358       2     20.30      692
92651                                6.750           6.750    70.00        0.00      360      350      10      0.00      679
98177                                6.250           6.250    79.10        0.00      360      330      30      0.00      619
02135                                6.250           6.250    62.91       62.91      360      358       2     26.99      753
Other                                6.250           8.500    78.26       80.14      358      355       4     34.82      682
------------------------------------------------------------------------------------------------------------------------------------
Total:                              6.250%          8.500%   77.11%      78.07%      359      354       4    33.81%      681
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Loan Purpose                         COUNT              UPB           %       AVG UPB      WAC      NET WAC      SFEE    MIN NET
------------------------------------------------------------------------------------------------------------------------------------
Purchase                               109   $21,063,164.71      41.58%   $193,240.04   7.056%       6.716%    0.250%     6.250%
Cash Out Refi                           84    16,281,461.79       32.14    193,826.93    6.895        6.638     0.250      6.250
Rate/Term Refi                          47    12,695,780.15       25.06    270,122.98    6.856        6.606     0.250      6.250
Home Improvement                         6       612,934.61        1.21    102,155.77    7.393        7.143     0.250      6.500
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 246   $50,653,341.26     100.00%   $205,907.89   6.958%       6.669%    0.250%     6.250%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Loan Purpose                             MAX NWAC         LTV        CLTV     OTERM       WAM       AGE         DTI        FICO
------------------------------------------------------------------------------------------------------------------------------------
Purchase                                   8.500%      87.02%      87.59%       360       356         4      33.47%         697
Cash Out Refi                               8.250       70.49       66.85       358       354         4       32.58         673
Rate/Term Refi                              7.875       68.49       68.32       357       352         5       37.79         665
Home Improvement                            8.125       91.50        0.00       360       353         7        0.00         688
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     8.500%      77.11%      78.07%       359       354         4      33.81%         681
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Document Type                        COUNT              UPB          %        AVG UPB      WAC      NET WAC     SFEE    MIN NET
------------------------------------------------------------------------------------------------------------------------------------
Full                                    69   $14,917,204.94     29.45%    $216,191.38   6.754%       6.504%   0.250%     6.250%
Limited                                 32    10,473,410.69      20.68     327,294.08    6.944        6.694    0.250      6.250
Asset Verification                      57     9,866,718.61      19.48     173,100.33    6.722        6.472    0.250      6.250
No Doc                                  61     9,014,721.41      17.80     147,782.32    7.388        6.917    0.250      6.250
No Income, No Asset                     15     3,678,984.55       7.26     245,265.64    7.311        7.061    0.250      6.375
Streamline doc                           4     1,589,531.27       3.14     397,382.82    7.286        7.036    0.250      6.250
NIV                                      6       653,046.16       1.29     108,841.03    6.963        6.713    0.250      6.375
Alt                                      2       459,723.63       0.91     229,861.82    6.554        6.304    0.250      6.250
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 246   $50,653,341.26    100.00%    $205,907.89   6.958%       6.669%   0.250%     6.250%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Document Type                              MAX NWAC        LTV        CLTV       OTERM      WAM      AGE        DTI       FICO
------------------------------------------------------------------------------------------------------------------------------------
Full                                         7.750%     76.30%      64.05%         360      355        5     34.75%        672
Limited                                       8.500      73.82        0.00         359      350        9       0.00        664
Asset Verification                            8.000      81.81       85.29         360      359        1      33.12        694
No Doc                                        8.250      79.36       84.60         354      352        2       0.00        697
No Income, No Asset                           8.250      75.11       73.36         360      358        2       0.00        691
Streamline doc                                7.875      65.49       70.60         357      353        5       0.00        666
NIV                                           7.125      84.02       86.34         360      358        2      34.09        699
Alt                                           6.375      80.00        0.00         360      360        0       0.00        717
------------------------------------------------------------------------------------------------------------------------------------
Total:                                       8.500%     77.11%      78.07%         359      354        4     33.81%        681
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================
                               May 22, 2003 15:10                   Page 8 of 11

                        Collateral Stratification Report
                              FIXED MASTER REPORT
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
Property Type                         COUNT               UPB            %       AVG UPB       WAC     NET WAC     SFEE     MIN NET
------------------------------------------------------------------------------------------------------------------------------------
1-Family                                168    $37,398,740.24       73.83%   $222,611.55    6.924%      6.642%   0.250%      6.250%
2-Family                                 18      3,444,076.36         6.80    191,337.58     7.402       6.917    0.250       6.250
3-Family                                  9      1,979,892.39         3.91    219,988.04     6.766       6.516    0.250       6.250
Condo                                     9      1,945,938.59         3.84    216,215.40     7.005       6.755    0.250       6.250
4-Family                                 15      1,924,928.16         3.80    128,328.54     7.369       7.119    0.250       6.250
Low-rise Condo                           10      1,566,440.97         3.09    156,644.10     6.637       6.387    0.250       6.250
PUD                                       9      1,554,216.33         3.07    172,690.70     6.844       6.594    0.250       6.250
Mfctrd Housing                            6        653,046.16         1.29    108,841.03     6.963       6.713    0.250       6.375
High-rise Condo                           1        113,394.05         0.22    113,394.05     6.500       6.250    0.250       6.250
Condo, Mid Rise                           1         72,668.01         0.14     72,668.01     6.500       6.250    0.250       6.250
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  246    $50,653,341.26      100.00%   $205,907.89    6.958%      6.669%   0.250%      6.250%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Property Type                              MAX NET         LTV        CLTV      OTERM      WAM       AGE         DTI      FICO
------------------------------------------------------------------------------------------------------------------------------------
1-Family                                    8.250%      75.63%      78.22%        358      354         5      31.36%       673
2-Family                                     8.500       79.36       78.48        360      358         2       39.96       708
3-Family                                     7.625       75.42       67.67        360      358         2       39.28       727
Condo                                        7.625       81.94        0.00        354      347         6        0.00       678
4-Family                                     7.750       79.20        0.00        360      357         3        0.00       698
Low-rise Condo                               7.125       91.65       84.48        360      359         1       37.32       735
PUD                                          7.000       83.51       77.93        360      359         1       34.31       686
Mfctrd Housing                               7.125       84.02       86.34        360      358         2       34.09       699
High-rise Condo                              6.250       80.00       80.00        360      358         2       33.30       624
Condo, Mid Rise                              6.250       80.00       80.00        360      358         2       27.50       687
------------------------------------------------------------------------------------------------------------------------------------
Total:                                      8.500%      77.11%      78.07%        359      354         4      33.81%       681
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Occupancy                             COUNT                UPB           %         AVG UPB     WAC      NET WAC      SFEE   MIN NET
------------------------------------------------------------------------------------------------------------------------------------
Primary                                 169     $41,723,362.55      82.37%     $246,883.80  6.933%       6.635%    0.250%    6.250%
Investor                                 69       7,839,497.53       15.48      113,615.91   7.076        6.826     0.250     6.250
Secondary                                 8       1,090,481.18        2.15      136,310.15   7.066        6.816     0.250     6.250
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  246     $50,653,341.26     100.00%     $205,907.89  6.958%       6.669%    0.250%    6.250%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Occupancy                                MAX NWAC          LTV         CLTV       OTERM       WAM      AGE          DTI      FICO
------------------------------------------------------------------------------------------------------------------------------------
Primary                                    8.130%       77.70%       79.84%         359       355        5       33.09%       676
Investor                                    8.500        73.91        67.81         356       353        3        38.77       705
Secondary                                   7.500        77.58        69.18         360       359        1        31.04       693
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     8.500%       77.11%       78.07%         359       354        4       33.81%       681
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Lien Position                          COUNT             UPB            %     AVG UPB      WAC       NET WAC     SFEE    MIN NET
------------------------------------------------------------------------------------------------------------------------------------
First Lien                               246  $50,653,341.26      100.00%    205,908.   6.958%        6.669%   0.250%     6.250%
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   246  $50,653,341.26      100.00%    205,908.   6.958%        6.669%   0.250%     6.250%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Lien Position                          MAX NET        LTV       CLTV         OTERM        WAM    AGE      DTI   FICO    %Cash Out %
-----------------------------------------------------------------------------------------------------------------------------------
First Lien                              8.500%     77.11%     78.07%           359     354.37      4   33.81%    681         33.35%
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                  8.500%     77.11%     78.07%           359     354.37      4   33.81%    681         33.35%
-----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Prepayment Penalty                     COUNT             UPB            %     AVG UPB       WAC     NET WAC      SFEE    MIN NET
------------------------------------------------------------------------------------------------------------------------------------
60                                         6     $653,046.16        1.29%    108,841.    6.963%      6.713%    0.250%     6.375%
N                                        240   50,000,295.10        98.71    208,335.     6.958       6.668     0.250      6.250
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   246  $50,653,341.26      100.00%    205,908.    6.958%      6.669%    0.250%     6.250%
------------------------------------------------------------------------------------------------------------------------------------
wa TERM:  60.000
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Prepayment Penalty                     MAX NET        LTV       CLTV      OTERM        WAM     AGE       DTI   FICO    %Cash Out %
------------------------------------------------------------------------------------------------------------------------------------
60                                      7.125%     84.02%     86.34%        360     358.00       2    34.09%    699         39.21%
N                                        8.500      77.02      77.75        359     354.33       4     33.79    681          33.28
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  8.500%     77.11%     78.07%        359     354.37       4    33.81%    681         33.35%
------------------------------------------------------------------------------------------------------------------------------------
wa TERM:  60.000
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Balloon Flag                           COUNT             UPB           %      AVG UPB      WAC       NET WAC     SFEE    MIN NET
------------------------------------------------------------------------------------------------------------------------------------
No                                       246  $50,653,341.26     100.00%     205,908.   6.958%        6.669%   0.250%     6.250%
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   246  $50,653,341.26     100.00%     205,908.   6.958%        6.669%   0.250%     6.250%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Balloon Flag                            MAX NET       LTV      CLTV      OTERM       WAM      AGE       DTI    FICO    %Cash Out %
------------------------------------------------------------------------------------------------------------------------------------
No                                       8.500%    77.11%    78.07%        359    354.37        4    33.81%     681         33.35%
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   8.500%    77.11%    78.07%        359    354.37        4    33.81%     681         33.35%
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================
                               May 22, 2003 15:10                   Page 9 of 11

                        Collateral Stratification Report
                              FIXED MASTER REPORT
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
Mortgage Ins.                         COUNT               UPB            %        AVG UPB      WAC      NET WAC      SFEE    MIN LTV
------------------------------------------------------------------------------------------------------------------------------------
Curr LTV < 80%                          154    $35,227,822.77       69.55%    $228,752.10   6.853%       6.603%    0.250%    29.800%
GEMIC                                     7        985,431.54         1.95     140,775.93    6.899        6.649     0.250     89.390
MGIC                                      8        886,305.47         1.75     110,788.18    7.198        6.948     0.250     81.630
None                                      1        105,810.68         0.21     105,810.68    6.500        6.250     0.250     89.990
PMI EXISTS (Unknown Co)                   1         94,900.00         0.19      94,900.00    6.750        6.500     0.250    100.000
PMI Mortgage Insurance                   16      3,777,556.73         7.46     236,097.30    7.920        7.211     0.250     83.700
Radian                                   12      1,944,092.35         3.84     162,007.70    7.685        7.298     0.250     84.970
United Guaranty                          47      7,631,421.72        15.07     162,370.67    6.772        6.522     0.250     82.640
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  246    $50,653,341.26      100.00%    $205,907.89   6.958%       6.669%    0.250%    29.800%
------------------------------------------------------------------------------------------------------------------------------------
% LTV > 80 NO MI: 0.21%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Mortgage Ins.                              MAX LTV        LTV        CLTV      OTERM      WAM      AGE        DTI        FICO
------------------------------------------------------------------------------------------------------------------------------------
Curr LTV < 80%                             80.000%     70.16%      69.32%        358      353        5     33.18%         673
GEMIC                                       90.000      89.83       89.87        360      358        2      36.69         711
MGIC                                        97.000      92.06        0.00        360      355        5       0.00         684
None                                        89.990      89.99       89.99        360      357        3       9.30         587
PMI EXISTS (Unknown Co)                    100.000     100.00        0.00        360      358        2      43.50         650
PMI Mortgage Insurance                      95.000      91.96       91.61        360      358        2       0.00         696
Radian                                     100.000      93.73       94.46        360      351        9      34.01         693
United Guaranty                            100.000      93.79       92.09        360      358        2      34.60         707
------------------------------------------------------------------------------------------------------------------------------------
Total:                                    100.000%     77.11%      78.07%        359      354        4     33.81%         681
------------------------------------------------------------------------------------------------------------------------------------
% LTV > 80 NO MI: 0.21%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Paid Thru Date                         COUNT                UPB            %      AVG UPB     WAC       NET WAC    SFEE     MIN NET
------------------------------------------------------------------------------------------------------------------------------------
2003-04-01                                52     $16,729,175.37       33.03%     321,715.  7.070%        6.701%  0.250%      6.250%
2003-05-01                               194      33,924,165.89        66.97     174,867.   6.903         6.653   0.250       6.250
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   246     $50,653,341.26      100.00%     205,908.  6.958%        6.669%  0.250%      6.250%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Paid Thru Date                           MAX NET        LTV       CLTV     OTERM       WAM     AGE       DTI    FICO    %Cash Out %
------------------------------------------------------------------------------------------------------------------------------------
2003-04-01                                7.647%     74.33%     82.91%       360    353.68       6    37.18%     669         27.88%
2003-05-01                                 8.500      78.49      76.12       358    354.72       3     33.26     687          36.05
------------------------------------------------------------------------------------------------------------------------------------
Total:                                    8.500%     77.11%     78.07%       359    354.37       4    33.81%     681         33.35%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Cutoff Date                            COUNT             UPB            %     AVG UPB       WAC      NET WAC    SFEE     MIN NET
------------------------------------------------------------------------------------------------------------------------------------
0                                         18   $5,004,411.00        9.88%    278,023.    7.721%       7.072%  0.250%      6.250%
2003-04-01                                18    9,084,069.82        17.93    504,671.     6.793        6.543   0.250       6.250
2003-05-01                               210   36,564,860.44        72.19    174,118.     6.895        6.645   0.250       6.250
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   246  $50,653,341.26      100.00%    205,908.    6.958%       6.669%  0.250%      6.250%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Cutoff Date                            MAX NET        LTV       CLTV     OTERM        WAM     AGE        DTI     FICO    %Cash Out %
------------------------------------------------------------------------------------------------------------------------------------
0                                       7.647%     82.52%     82.91%       359     358.55       1      0.00%      712         21.82%
2003-04-01                               7.250      69.39       0.00       360     349.19      11       0.00      642         26.75
2003-05-01                               8.500      78.29      76.12       358     355.09       3      33.81      687         36.57
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  8.500%     77.11%     78.07%       359     354.37       4     33.81%      681         33.35%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Originator                             COUNT                UPB            %     AVG UPB       WAC     NET WAC      SFEE     MIN NET
------------------------------------------------------------------------------------------------------------------------------------
Cendant Mortgage Corporation              91     $15,518,727.95       30.64%    170,535.    6.716%      6.466%    0.250%     6.250%
Commercial Federal Bank                    5       1,708,206.99         3.37    341,641.     6.524       6.274     0.250      6.250
Greenpoint Mortgage Corporatio             7         916,361.01         1.81    130,909.     7.225       6.975     0.250      6.375
Nat City Mortgage                         25       7,751,550.07        15.30    310,062.     7.648       7.140     0.250      6.250
NexStar                                    1         105,517.47         0.21    105,517.     6.750       6.500     0.250      6.500
Washington Mutual                        117      24,652,977.77        48.67    210,709.     6.915       6.665     0.250      6.250
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   246     $50,653,341.26      100.00%    205,908.    6.958%      6.669%    0.250%     6.250%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Originator                               MAX NET       LTV       CLTV     OTERM        WAM     AGE         DTI  FICO    %Cash Out %
------------------------------------------------------------------------------------------------------------------------------------
Cendant Mortgage Corporation              8.000%    82.15%     79.53%       360     358.81       1      32.70%   693         35.76%
Commercial Federal Bank                    6.375     65.13      65.13       360     356.73       3       42.86   742         21.85
Greenpoint Mortgage Corporatio             7.625     88.61      90.26       360     355.99       4       34.09   718         27.94
Nat City Mortgage                          7.875     77.79      78.04       359     358.69       1        0.00   696         23.44
NexStar                                    6.500     88.09      88.09       360     357.00       3       43.90   653        100.00
Washington Mutual                          8.500     74.09       0.00       357     349.99       7        0.00   663         35.67
------------------------------------------------------------------------------------------------------------------------------------
Total:                                    8.500%    77.11%     78.07%       359     354.37       4      33.81%   681        33.35%
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================
                               May 22, 2003 15:10                  Page 10 of 11

                        Collateral Stratification Report
                              FIXED MASTER REPORT
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
Servicers                               COUNT                UPB            %      AVG UPB      WAC      NET WAC     SFEE    MIN NET
------------------------------------------------------------------------------------------------------------------------------------
Cendant                                    91     $15,518,727.95       30.64%     170,535.   6.716%       6.466%   0.250%     6.250%
Commercial Federal                          5       1,708,206.99         3.37     341,641.    6.524        6.274    0.250      6.250
Greenpoint                                  7         916,361.01         1.81     130,909.    7.225        6.975    0.250      6.375
National Mortgage                          25       7,751,550.07        15.30     310,062.    7.648        7.140    0.250      6.250
Nexstar                                     1         105,517.47         0.21     105,517.    6.750        6.500    0.250      6.500
Washington Mutual                         117      24,652,977.77        48.67     210,709.    6.915        6.665    0.250      6.250
------------------------------------------------------------------------------------------------------------------------------------
Total:                                    246     $50,653,341.26      100.00%     205,908.   6.958%       6.669%   0.250%     6.250%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Servicers                                 MAX NET       LTV     CLTV      OTERM         WAM     AGE       DTI    FICO    %Cash Out %
------------------------------------------------------------------------------------------------------------------------------------
Cendant                                    8.000%    82.15%   79.53%        360      358.81       1    32.70%     693         35.76%
Commercial Federal                          6.375     65.13    65.13        360      356.73       3     42.86     742          21.85
Greenpoint                                  7.625     88.61    90.26        360      355.99       4     34.09     718          27.94
National Mortgage                           7.875     77.79    78.04        359      358.69       1      0.00     696          23.44
Nexstar                                     6.500     88.09    88.09        360      357.00       3     43.90     653         100.00
Washington Mutual                           8.500     74.09     0.00        357      349.99       7      0.00     663          35.67
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     8.500%    77.11%   78.07%        359      354.37       4    33.81%     681         33.35%
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================
                               May 22, 2003 15:10                  Page 11 of 11